UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2007

Orchid Cellmark Inc.

(Exact name of the registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US Route One, Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (609) 750-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) KPMG LLP (“KPMG”) was previously the principal accountants for Orchid Cellmark Inc. (the “Company). On May 11, 2007, KPMG was dismissed as the Company’s principal accountants. The decision to change principal accountants was approved by the Audit Committee of the Board of Directors of the Company.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

•

KPMG’s audit report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2006 and 2005 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, effective January 1, 2006.”

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

•

KPMG’s audit report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 indicated that the Company did not maintain effective internal control over financial reporting as of December 31, 2005 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains explanatory paragraphs that state that the Company did not have adequate policies and procedures designed to ensure that financial reporting information related to significant, non-routine transactions was properly identified and communicated, and that the Company did not have adequate policies and procedures designed to ensure that accurate and reliable interim and annual consolidated financial statements were prepared and reviewed on a timely basis.

These material weaknesses were disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 under “Management’s Report on Internal Control over Financial Reporting” contained in Item 9A of Part II of such Annual Report on Form 10-K.

During the fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through May 11, 2007, there were no (i) “disagreements,” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this Item 4.01, with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreements, or (ii) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except that KPMG advised the Company of the material weaknesses described above in connection with their audit of management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005. The Company has authorized KPMG to respond fully to the inquiries of the successor accountant concerning the material weaknesses described above.

A letter from KPMG to the Securities and Exchange Commission is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 11, 2007, the Company’s Audit Committee selected Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements beginning with the fiscal year ending December 31, 2007.

During the fiscal years ended December 31, 2006 and 2005, and the subsequent interim period through May 11, 2007, neither the Company (nor someone on its behalf) consulted Grant Thornton regarding (i) either, the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated May 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orchid Cellmark Inc.

Date: May 17, 2007	By:	/s/ John C. Deighan
	Name:	John C. Deighan
	Title:	Corporate Controller, Principal Accounting and Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated May 17, 2007